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                                                                   EXHIBIT 10.26

Chase Equipment Leasing, Inc.                                           Addendum


                                 To Master Lease Purchase Agreement dated 5/4/99 (as indicated above, hereinafter the "Lease")

Chase Equipment Leasing, Inc.
One Chase Square
Rochester, NY 14643


This Addendum is incorporated by reference into the above referenced Lease as if set forth at length and Lessee and Lessor confirm all the terms and provisions thereof except as specifically set forth herein to the contrary. The Lease shall be amended as follows:

1.  Section 2. TERM AND RENT: Delete part (ii) in its entirety.

2.  Section 4. LESSEE REPRESENTATIONS AND COVENANTS:

    Part (c) LIENS AND ENCUMBRANCES, is rewritten in its entirety as follows:
    THE EQUIPMENT IS FREE AND CLEAR FROM ALL CLAIMS, LIENS AND ENCUMBRANCES WHATSOEVER ON THE PART OF LESSEE (I.E. OTHER THAN AS A RESULT OF LESSOR'S ACTIONS OR IN FAVOR OF LESSOR); LESSEE WILL DEFEND THE EQUIPMENT AGAINST ALL LIENS (OTHER THAT LIENS IMPOSED BY REASON OF LESSOR'S ACTIONS) AND WILL NOT SELL, ASSIGN, SUBLET, MORTGAGE, OR ALTER ANY OF THE EQUIPMENT LEASED HEREUNDER OR ANY INTEREST IN THIS LEASE, AND ANY ATTEMPT TO SO SELL, ASSIGN, SUBLET, MORTGAGE, HYPOTHECATE OR ALTER WILL CONSTITUTE A DEFAULT HEREUNDER AND SUCH SALE, ASSIGNMENT, SUBLEASE, MORTGAGE OR HYPOTHECATION WILL BE VOID AND WITHOUT EFFECT. FURTHERMORE, LESSEE MAY, FROM TIME TO TIME, REMOVE ANY OF THE EQUIPMENT FROM THE LOCATION SPECIFIED IN THE SCHEDULE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR PROVIDED, HOWEVER, IN NO EVENT SHALL MORE THAT FIFTEEN PERCENT (15%) OF THE AGGREGATE VALUE OF THE EQUIPMENT BE LOCATED IN PUERTO RICO AT ANY ONE TIME. In order to secure all obligations of Lessee hereunder, Lessee assigns and grants to Lessor a security interest in all rights, powers and privileges under any sublease of the Equipment hereafter authorized in writing by Lessor.

    Part (d) USE AND OPERATION. The last sentence, beginning with "Further, Lessee will not," and ending with "in real property," is deleted in its entirety.

3.  Section 6. LOSS OR DAMAGE:

    Part (c)   At the beginning of the first sentence, after "In the event of", insert the word "material". In the same sentence, replace "Item of Equipment" with material Item or Items of Equipment.

4. Section 8. INDEMNIFICATION: At the end of the fourth sentence, insert the word "reasonable" before "losses". In the same sentence, in the parenthesis, insert the word "reasonable" before "legal expenses".

5.  Section 9. DEFAULT; REMEDIES:

    In the first paragraph, part (a), change five (5) days to fifteen (15) days.
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In part (c), after the word "misleading", insert "in any material respect".

In part (e), delete "or any item" and substitute "or any material portion of the Equipment".

Part (f) is rewritten in its entirety as follows: Lessee or any Guarantor shall liquidate, dissolve, reorganize, merge into or with, or consolidate with any other person, or purchase or otherwise acquire all or substantially all of the assets of any other person or of any division thereof (each such liquidation, dissolution, merger, consolidation, or acquisition being herein called a " "Transaction") unless:(a) the surviving or acquiring person (the "Surviving Corporation") is the Lessee and, if the Surviving Corporation is not the Lessee, then the Surviving Corporation (x) is a corporation organized and existing under the laws of the United States of America or any state thereof, substantially all of the assets of which are located in the United States of America and (y) expressly assumes, by an instrument in writing satisfactory to the Lessor, in its reasonable determination, the obligations of the Lessee under this Agreement; (b) none of the assets of the Lessee (other than assets, which may not include any of the Equipment, representing the consideration delivered for any person acquired by the Surviving Corporation in such Transaction) are transferred to a person other than the Surviving Corporation; (c) no default has occurred hereunder and is continuing or would result therefrom; and (d) in Lessor's reasonable but exclusive discretion, there has been no material adverse change in financial condition of the Surviving Corporation as compared to the financial condition of the Lessee prior to the Transaction;

In part (g), at the end of the sentence, after the word "property", insert "(and in the case where such filing is involuntary, the resulting proceeding shall not have been dismissed within sixty (60) days)" and delete in its entirety the phrase "or whenever Lessor may deem itself insecure hereunder".

Part (h) is rewritten in its entirety as follows:   the transfer of more than
25% ownership interest in Lessee or any Guarantor by Shareholders, partners, members or proprietors thereof in any year without Lessor's written consent; provided, however, this subsection shall not apply to (x) such a transfer to any existing shareholder, partner, member or proprietor or affiliate thereof or to an immediate family member of such person or (y) a completed distribution in a "public offering" (as that term is defined in the federal and applicable state securities laws) of the securities issued by Lessee or any Guarantor and any public trading of such securities subsequent to such public offering;

At the end of part (i), after "as amended" add "and such failure results in a material adverse affect on the condition of Lessee or any material subsidiary or any Guarantor, financial or otherwise"

In Part (k), in the second line, after "any other agreement", insert "with respect to indebtedness for borrowed money". Also, in this part, change $50,000 to $500,000.

In part (j), change $50,000 to $500,000.

Part (n) is rewritten in its entirety as follows:   Lessee or any Guarantor
shall violate any financial covenant contained in any agreement for borrowed money in excess of $500,000, applicable to Lessee or Guarantor as of the Commencement Date of any Schedule [and such default is not waived by any other party to such agreement:] and all such financial covenants contained in any agreement with The Chase Manhattan Bank shall survive the satisfaction of debt applicable thereto and shall be deemed incorporated herein by reference and remain fully applicable to Lessee's obligations hereunder.

In the second paragraph, part (4), after the word "cancelled", replace "and without notice to Lessee" with "provided such claimed default is not remedied within the specified cure period set forth herein, and with

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     prior notice to Lessee".

     Insert a new paragraph at the end of the second paragraph to read as follows: "Notwithstanding anything to the contrary in the preceding paragraph, in no event shall Lessee be deemed in default under (b), (i),
     (j), (m), or (n) unless and until it shall have received fifteen days' notice to cure any claimed default as specified, delivered in writing by
     (i) overnight courier or (ii) confirmed receipt of fax to Lessee. The fifteen day period shall commence from the date of the delivery of the notice of default.

     In the third paragraph, the second to the last sentence, after the word "counterclaim", insert "(other than any compulsory counterclaim)". The last sentence beginning with "Lessee irrevocably appoints" and ending with "under this Lease or related thereto" is deleted in its entirety.

6.   Section 14. FINANCIAL INFORMATION AND REPORTING:

     Part (b) is rewritten in its entirety as follows: Lessee will furnish Lessor with any and all information regarding Lessee's business, condition or operations, financial or otherwise as Lessor may reasonably request from time to time. Lessee will also furnish to Lessor any public filings Lessor may submit in the process of becoming, or as, a public company.

     Part (e), in the last sentence, after "at any time", insert "upon reasonable notice".

7. Section 16. MISCELLANEOUS: In the sixth (6th) line, insert "reasonable" between "all" and "costs". At the end of this section, insert a new paragraph as follows: "Notwithstanding anything to the contrary herein, in any litigation involving a dispute hereunder, the successful party shall be entitled to reimbursement of its reasonable costs and attorneys fees incurred in connection with such litigation".


Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect. The parties hereto have caused their duly authorized officers to execute this Rider on the dates set forth below and, unless otherwise specifically provided herein, this Rider shall operate to amend the Lease only as it is incorporated by reference into Schedules executed on or after the dates set forth below and not otherwise.

Chase Equipment Leasing, Inc.                 G+G Retail, Inc.
            (Lessor)                                         (Lessee)

By: /s/ Janice Schawille                      By: /s/ Scott Galin
    ----------------------                    ------------------

Title: Contract Admin.                        Title: President and Chief
       -------------------                           Operating Officer
                                                     --------------------

Dated: 5/6/99                                 Dated: 5/4/99
      ---------------------------                    --------------------------

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